Exhibit 10.4

INDEMNIFICATION AGREEMENT

CARILOHA, INC.

 This Agreement is made and entered into as of _________________ between Cariloha, Inc., a Delaware corporation (the “Corporation”), and _______________ as a director of the Corporation (“Director”).

recitals:

 A.            At the request of the Corporation, Director will serve as a director of the Corporation. As such, Director may be subjected to claims, suits or Proceedings (as herein defined).

 B.            Director has indicated that it is a condition of Director’s acceptance and continuing in such service that, among other things, the Corporation agrees to indemnify Director against liabilities, expenses and costs incurred in connection with any such claims, suits or proceedings, in accordance with, and to the fullest extent permitted by, the General Corporation Law of the State of Delaware; and

 C.            The Corporation’s Certificate of Incorporation and the General Corporation Law of the State of Delaware contemplate that contracts may be made between the Corporation and officers or directors with respect to indemnification.

agreement:

 Now, therefore, in consideration of Director’s acceptance and continuation of service as a Director, and in consideration of the mutual covenants stated herein, the parties agree as follows:

1.              Definitions. As used in this Agreement, the following terms have the following meanings:

(a)            Act. The term “Act” means the General Corporation Law of the State of Delaware as it exists on the date of this Agreement and as it may be hereafter amended from time to time. In the case of any amendment of the General Corporation Law of the State of Delaware after the date of this Agreement, when used in reference to an act or omission occurring prior to effectiveness of such amendment, the term “Act” shall include such amendment only to the extent that the amendment permits the Corporation to provide broader indemnification rights than the General Corporation Law of the State of Delaware permitted the Corporation to provide at the date of this Agreement and prior to the amendment.

(b)            Proceeding. The term “Proceeding” means any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

(c)            ERISA. The term “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.              Agreement to Indemnify. The Corporation shall indemnify, and keep indemnified, Director in accordance with, and to the fullest extent permitted or required by, the Act from and against any judgments, penalties, fines (including but not limited to ERISA excise taxes), amounts paid in settlement and reasonable expenses (including but not limited to expenses of investigation and preparation and fees and disbursements of Director’s counsel, accountants or other experts) actually incurred by Director in connection with any Proceeding in which Director was or is made a party or was or is involved (for example, as a witness) because Director is or was a director of the Corporation.

3.              Mutual Acknowledgment. Both the Corporation and Director acknowledge that in certain instances, Federal law or public policy may override applicable state law and prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. For example, the Corporation and Director acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Director understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Director.

4.              Partial Indemnification. If Director is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses or other indemnifiable amounts in respect of a Proceeding but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify Director for the portion thereof to which Director is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Director has been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an indemnifiable event or in defense of any issue or matter therein, including dismissal without prejudice, Director shall be indemnified against all expenses incurred in connection therewith. Attorneys' fees and expenses shall not be prorated but shall be deemed to apply to the portion of indemnification to which Director is entitled.

5.              Insurance. So long as Director may be subject to any possible Proceeding by reason of the fact that Director is or was a director of the Corporation, to the extent the Corporation maintains an insurance policy or policies providing directors’ and officers’ liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage applicable to any then current director of the Corporation.

6.              Advances. In the event of any Proceeding in which Director is a party or is involved and which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by Director, the Corporation shall pay to Director, in accordance with and to the fullest extent permitted or required by the Act, amounts to cover reasonable expenses incurred by Director in such Proceeding in advance of its final disposition upon receipt of (a) a written affirmation by Director of Director’s good faith belief that Director has met any applicable standard of conduct; (b) a written undertaking executed by or on behalf of Director to repay the advance if it shall ultimately be determined that Director did not meet such standard of conduct; and (c) satisfactory evidence as to the amount of such expenses.

7.              Burden of Proof. If under applicable law, the entitlement of Director to be indemnified or advanced expenses hereunder depends upon whether a standard of conduct has been met, the burden of proof of establishing that Director did not act in accordance with such standard shall rest with the Corporation. Director shall be presumed to have acted in accordance with such standard and to be entitled to indemnification or the advancement of expenses (as the case may be) unless, based upon a preponderance of the evidence, it shall be determined that Director has not met such standard. Such determination and any evaluation as to the reasonableness of amounts claimed by Director shall be made by the Board of Directors of the Corporation or such other body or persons as may be permitted by the Act. For purposes of this Agreement, unless otherwise expressly stated, the termination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

8.              Notice to the Corporation. Director shall notify the Secretary of the Corporation in writing of any matter for which Director intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Director of written notice thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by Director of rights hereunder.

9.              Address for Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written document delivered in person or sent by facsimile or other electronic transmission (e.g. .pdf file), nationally recognized overnight courier or personal delivery, addressed to such party at the address set forth below or such other address as may hereafter be designated on the signature pages of this Agreement or in writing by such party to the other parties:

(a)           If to the Corporation:

Cariloha, Inc.

280 West 10200 South

Sandy, Utah 84070

Email: __________________________

Attn: ___________________________

(b)           If to the Director, to the address set forth on the signature page hereto.

All such notices, requests, consents and other communications shall be deemed to have been given or made if and when received (including by overnight courier) by the parties at the above addresses or sent by electronic transmission, with confirmation received, to the email addresses specified above (or at such other mailing address or email address for a party as shall be specified by like notice). Any notice delivered by any party hereto to any other party hereto shall also be delivered to each other party hereto simultaneously with delivery to the first party receiving such notice.

10.            Counsel for Proceeding. In the event of any Proceeding in which Director is a party or is involved and which may give rise to a right of indemnification hereunder, the Corporation shall have the right to retain counsel reasonably satisfactory to Director to represent Director and any others the Corporation may designate in such Proceeding. In any such Proceeding, Director shall have the right to retain Director’s own counsel, but the fees and expenses of such counsel shall be at the expense of Director unless (a) the retention of such counsel has been specifically authorized by the Corporation; (b) representation of Director and another party by the same counsel would be inappropriate, in the reasonable judgment of Director, due to actual or potential differing interests between them (as might be the case for representation of both the Corporation and Director in a Proceeding by or in the right of the Corporation); (c) the counsel retained by the Corporation and satisfactory to Director has advised Director, in writing, that such counsel’s representation of Director would be likely to involve such counsel in representing differing interests which could adversely affect either the judgment or loyalty of such counsel to Director, whether it be a conflicting, inconsistent, diverse or other interest; or (d) the Corporation shall fail to retain counsel for Director in such Proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors’ and officers’ liability insurance covering a Proceeding and is entitled to retain counsel for the defense of such Proceeding, then the insurance carrier shall retain counsel to conduct the defense of such Proceeding unless Director and the Corporation concur in writing that the insurance carrier’s doing so is undesirable. The Corporation shall not be liable under this Agreement for any settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Director without Director’s written consent. Consent to a proposed settlement of any Proceeding shall not be unreasonably withheld by either the Corporation or Director.

11.            Enforcement. The Corporation acknowledges that Director is relying upon this Agreement in serving as a director of the Corporation. If a claim for indemnification or advancement of expenses is not paid in full by the Corporation within ninety (90) days after a written claim has been received from Director by the Corporation, Director may at any time bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in such suit, Director shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. Whether or not Director has met any applicable standard of conduct, the Court in such suit may order indemnification or the advancement of expenses as the Court deems proper (subject to any express limitation of the Act). Further, the Corporation shall indemnify Director from and against any and all expenses (including attorneys’ fees) and, if requested by Director, shall (within ten business days of such request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or suit brought by Director for recovery under any directors’ and officers’ liability insurance policies maintained by the Corporation, regardless of whether Director is unsuccessful in whole or in part in such claim or suit.

12.            Proceedings by Director. The Corporation shall indemnify Director and advance expenses to Director in connection with any Proceeding (or part thereof) initiated by Director only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

13.            Nonexclusivity. The rights of Director for indemnification and advancement of expenses under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Director may be entitled under Delaware law, the Corporation’s Certificate of Incorporation or Bylaws, vote of stockholders or otherwise.

14.            Security. To the extent requested by Director and approved by the Board of Directors of the Corporation, the Corporation may at any time and from time to time provide security to Director for the obligations of the Corporation hereunder through an irrevocable bank line of credit, funded trust or other collateral or by other means. Any such security, once provided to Director, may not be revoked or released without the prior written consent of such Director. A Director’s consent to revoke or release such security shall not be unreasonably withheld.

15.            Miscellaneous.

(a)           Effectiveness. This Agreement is effective for, and shall apply to, (i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or Proceeding has actually been brought prior to the date of this Agreement and (ii) any action, suit or Proceeding which is threatened before, on or after the date of this Agreement but which is not pending prior to the date of this Agreement. Thus, this Agreement shall not apply to any action, suit or Proceeding which has actually been brought before the date of this Agreement. So long as the foregoing standard of effectiveness has been satisfied, this Agreement shall be effective for and shall be applied to acts or omissions prior to, on or after the date of this Agreement.

(b)           Survival; Continuation. The rights of Director hereunder shall inure to the benefit of the Director (even after Director ceases to be a director), Director’s personal representative, heirs, executors, administrators and beneficiaries; and this Agreement shall be binding upon the Corporation, its successors and assigns. The rights of Director under this Agreement shall continue so long as Director may be subject to any possible Proceeding because of the fact that Director was a director of the Corporation. If the Corporation sells, leases, exchanges or otherwise disposes of, in a single transaction or series of related transactions, all or substantially all of its property and assets, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the person or entity acquiring such property and assets shall become bound by and replace the Corporation under this Agreement.

(c)           Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

(d)           Severability. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

(e)           Amendments; Waiver. No amendment, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Director. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions in this Agreement (whether or not similar) nor shall such waiver constitute a continuing waiver, unless expressly agreed in writing signed by the Corporation and Director.

(f)            Other Payments. The Corporation shall not be liable under this Agreement to make any payment in connection with any Proceeding against or involving Director to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. Director shall repay to the Corporation the amount of any payment the Corporation makes to Director under this Agreement in connection with any Proceeding against or involving Director, to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of such amount.

(g)           Subrogation. In the event of payment under this Agreement the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

(h)           Headings. The headings in this Agreement are for convenience only and are not to be considered in construing this Agreement.

(i)            Counterparts. This Agreement may be executed in counterparts, both of which shall be deemed an original, and together shall constitute one document.

(j)            Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

(Signature Page Follows)

The parties have executed this Agreement as of the day and year first above stated.

Corporation:	Director:

CARILOHA, INC.

By: _____________________________________________________

______________________________________

______________________________________

Address for Notice:

___________________________________ ___________________________________ Email:_____________________________

[Signature Page to Cariloha, Inc. Indemnification Agreement (Director)]